Spin-out transaction of the mining activities	12 Months Ended
Dec. 31, 2020
Spin Out Transaction Of Mining Activities [Abstract]
Spin-out transaction of the mining activities [Text Block]

7. Spin-out transaction of the mining activities

On November 25, 2020, Osisko completed the spin-out transaction of its mining activities to Osisko Development through a reverse take-over transaction with Barolo Ventures Corp. ("Barolo"), thus forming a new gold development company in North America, with the objective of becoming a mid-tier gold producer. Upon closing, Barolo changed its name to Osisko Development Corp.

History and description of the transaction

On October 5, 2020, Osisko and Barolo had entered into a binding letter agreement (the "Letter Agreement") outlining the terms upon which Osisko would transfer certain mining properties (as described below) and a portfolio of marketable securities (together with the mining properties, the "Contributed Osisko Assets") to Barolo in exchange for common shares of Barolo (the "Barolo Shares"), which would result in a reverse take-over" of Barolo (the "RTO") under the policies of the TSX-V.

The spin-out transaction resulted in, among other things, Osisko transferring certain mining properties and a portfolio of marketable securities (through the transfer of the entities that directly or indirectly own such mining properties and marketable securities) to Osisko Development Holdings Inc. ("Osisko Subco"), following which Osisko Subco and 1269598 BC Ltd. ("Barolo Subco") were amalgamated by way of a triangular amalgamation under the Business Corporations Act (British Columbia) (the "Amalgamation") to form "Amalco". Upon the Amalgamation, Osisko exchanged its Osisko Subco shares for ODV Shares, which resulted in the RTO of Osisko Development.

Transaction costs related to the RTO transaction amounted to approximately $1.3 million and are included under business development expenses on the consolidated statements of income (loss).

Contributed Osisko Assets

The following assets were transferred by Osisko to Osisko Development:

— Cariboo gold project (British Columbia, Canada)

— San Antonio gold project (Sonora, Mexico)

— Bonanza Ledge II gold project (British Columbia, Canada)

— Guerrero exploration properties (Guerrero, Mexico)

— James Bay exploration properties, including the Coulon property (Québec, Canada)

— Portfolio of publicly-listed equity positions

Osisko retained the following royalty or stream interests in the assets transferred to Osisko Development:

— 5% NSR royalty on the Cariboo gold project and Bonanza Ledge II gold project

— 15% gold and silver stream on the San Antonio gold project

— 3% NSR royalty on the James Bay and Guerrero exploration properties

Osisko was also granted the following rights in Osisko Development: (i) a right of first refusal on all future royalties and streams to be offered by Osisko Development; (ii) a right to participate in buybacks of existing royalties held by Osisko Development; and (iii) other rights customary with a transaction of this nature.

Deemed acquisition of Barolo

The net assets of Barolo acquired were recorded at their estimated relative fair market value at the date of closing of the RTO and are summarized below:

Deemed consideration paid for the deemed acquisition of Barolo	$

233,395 common shares of Osisko Development deemed issued (i)	1,751
Transaction fees	500
2,251

Net liabilities deemed assumed

Net liabilities of Barolo	(164)
Net cost of listing	2,415

(i) Represents the deemed listing fees of Osisko Development.

Financings of Osisko Development

RTO Financing

On November 25, 2020, prior to the effective time of the Amalgamation, upon satisfaction of the escrow release conditions, a total of 13,350,000 subscription receipts of Osisko Subco were issued at a price of $7.50 per subscription receipt under a $100.1 million concurrent financing closed by Osisko Subco on October 29, 2020 (the "RTO Financing"), were converted into 13,350,000 common shares of Osisko Subco and 6,675,000 common share purchase warrants of Osisko Subco, and the net subscription proceeds were released from escrow and paid to Osisko Subco.

Each common share purchase warrant of Osisko Subco outstanding, immediately prior to the effective time of the Amalgamation, was exchanged for one common share purchase warrant of Osisko Development, with each common share purchase warrant of Osisko Development entitling the holder to acquire one ODV Share at a price of $10 per share for a period of 18 months from the effective date of the Amalgamation (which was subsequently extended to 36 months from the date of closing). Transaction costs amounted to $3.0 million, including the Underwriters' commission.

Following completion of the Amalgamation and RTO Financing, Osisko held beneficial ownership and control over 100,000,100 Osisko Development shares, representing approximately 88.0% of the issued and outstanding Osisko Development shares.

Brokered private placement

On December 30, 2020, Osisko Development closed a brokered private placement of 5,367,050 units (the "Brokered Private Placement Units") at a price of $7.50 per Brokered Private Placement Unit for aggregate gross proceeds of approximately $40.2 million, including the exercise in full of the underwriters' option (the "Brokered Private Placement"). Each Brokered Private Placement Unit consists of one common share of Osisko Development and one-half of one common share purchase warrant of Osisko Development, with each whole warrant entitling the holder thereof to acquire one common share of Osisko Development at a price of $10.00 per share on or prior to December 1, 2023. The net proceeds of the Brokered Private Placement will be used to further develop the Cariboo gold project and other exploration assets of Osisko Development, and for general corporate purposes. Transaction costs amounted to $2.1 million, including the Underwriters' commission.

Following completion of the Brokered Private Placement, Osisko continued to hold beneficial ownership and control over 100,000,100 Osisko Development shares, representing approximately 84.1% of the issued and outstanding Osisko Development shares.